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                                                                    EXHIBIT 32.1

                     DIEBOLD, INCORPORATED AND SUBSIDIARIES

     CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF
                               THE SARBANES-OXLEY

                                ACT OF 2002, 18
                               U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (the "Company") for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walden W. O'Dell, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                           /s/ Walden W. O'Dell
                                           -------------------------------
                                           Walden W. O'Dell
                                           Chairman of the Board and
                                           Chief Executive Officer

August 4, 2004

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